Exhibit 10.2

AMENDED & RESTATED
BYLAWS

OF

ZYNEX, INC.
a Nevada corporation
(October 3, 2008)

ARTICLE I

OFFICES

Section 1.    Registered Office.  The registered office shall be maintained at such place as the Board of Directors shall determine from time to time.

Section 2.    Other Offices.  The corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

STOCKHOLDERS

Section 1.    Meetings.  All meetings of stockholders, for any purpose, may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of meeting or in a duly executed waiver of notice thereof.

Section 2.    Annual Meeting.  The annual meeting of stockholders shall be held on the day and at the time set by the Board of Directors, if not a legal holiday, and if a legal holiday, then on the next regular business day following, at the hour set forth in the notice thereof.  At such annual meeting, the stockholders shall elect, by a plurality vote, a Board of Directors and transact such other business as may properly be brought before the meeting.  Notwithstanding the foregoing, in the event that the Directors are elected by written consent of the stockholders in accordance with Article II, Section 11 of these Bylaws and NRS 78.320, an annual meeting of stockholders shall not be required to be called or held for such year, but the Directors may call and notice an annual meeting for any other purpose or purposes.

Section 3.    Notice of Annual Meeting.  Written notice of the annual meeting shall be given to each stockholder entitled to vote thereat at least ten (10) days but not more than sixty (60) days before the date of the meeting.  The notice must state the purpose or purposes for which the meeting is called and the time when, and the place where, the meeting is to be held.

Section 4.    List of Stockholders.  The officer who has charge of the stock ledger of the corporation shall prepare and make a complete list of the stockholders entitled to vote for the election of Directors, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder, and the list shall be produced and kept at the time and place of election during the whole time thereof and be subject to the inspection of any stockholder who may be present.

Section 5.    Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President and shall be called by the President or Secretary at the request, in writing, of a majority of the Board of Directors, or at the request, in writing, of stockholders entitled to exercise a majority of the voting power of the corporation.  Such request shall state the purpose or purposes of the proposed meeting.

Section 6.    Notice of Special Meetings.  Written notice of a special meeting of stockholders stating the purpose or purposes for which the meeting is called, time when, and place where, the meeting will be held, shall be given to each stockholder entitled to vote thereat, at least ten (10) days but not more than sixty (60) days before the date fixed for the meeting.

Section 7.    Limitation on Business.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8.    Quorum.  Stockholders of the corporation holding at least a majority of the voting power of the corporation, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation.  If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 9.    Voting Required for Action.  When a quorum is present at any meeting, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, the Bylaws of the corporation, or an express agreement in writing, a different vote is required, in which case such express provision shall govern and control the decision of such question.  If voting by a class or series of stockholders is permitted or required, action by the stockholders of each class or series is approved if the number of votes cast in favor of the action by the class or series votes exceeds the number of votes cast in opposition by the class or series votes, unless the question is one upon which by express provision of the statute or of the Articles of Incorporation, the Bylaws of the corporation or an express agreement in writing, a different vote is required, in which case such express provision shall govern and control the decision of such question.  Voting for Directors shall be in accordance with Article II, Section 2, of these Bylaws.

Section 10.    Proxies.  Except as otherwise provided in the Articles of Incorporation or in a Certificate of Designation or similar document filed with the Secretary of State of Nevada in accordance with Section 78.1955 of the Nevada Revised Statutes, each stockholder shall, at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of stock having voting power held by such stockholder, but no proxy shall be valid after the expiration of six (6) months from the date of its execution unless (a) coupled with an interest, or (b) the person executing it specifies therein the length of time for which it is to be continued in force, which in no case shall exceed seven (7) years from the date of its execution.

Section 11.    Action by Consent.  Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if any different proportion of voting power is required for such action at a meeting, then such different proportion of written consents shall be required.  In no instance where action is authorized by written consent, need a meeting of stockholders be called or noticed.

Section 12.    Telephonic Meetings.  Stockholders may participate in a meeting of stockholders by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear one another.  Participation in such meeting shall constitute presence in person at the meeting.

Section 13.    Closing of Transfer Books/Record Date.  The Board of Directors may close the stock transfer books of the corporation for a period not exceeding sixty (60) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date when any change or conversion or exchange of capital stock shall go into effect or for a period not exceeding sixty (60) days in connection with obtaining the consent of stockholders for any purpose.  In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date, not more than sixty (60) days or less than ten (10) days before the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

Section 14.    Registered Stockholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Section 15.    Nominations and Proposals by Stockholders.

(a)           Annual Meetings of Stockholders.

(1)           Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 15(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 15(a).

(2)           For nominations for election to the Board of Directors or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 15, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and such other business must otherwise be a proper matter for action by the stockholders.  To be timely, a stockholder’s notice shall set forth all information required under this Section 15 and shall be delivered to the Secretary at the principal executive office of the corporation not earlier than the 150th day nor later than 5:00 P.M., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 P.M., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the corporation.  In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a stockholder’s notice as described above.  A stockholder’s notice to be proper must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director (A) the name, age, business address and residence address of such person, (B) the class, series and number of any shares of stock of the corporation that are beneficially owned or owned of record by such person, (C) the date or dates such shares were acquired and the investment intent of such acquisition, and (D) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 as amended from time to time (“Exchange Act”) and the rules thereunder (including such person’s written consent to being named in a proxy statement or information statement (if any) as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, (A) the class, series and number of all shares of stock of the corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, (B) the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person, and (C) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or any such Stockholder Associated Person with respect to any share of stock of the corporation; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 15(a), the name and address of such stockholder, as they appear on the corporation’s stock ledger, and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(3)           Notwithstanding anything in this subsection (a) of this Section 15 to the contrary, in the event the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the date of mailing of the notice for preceding year’s annual meeting, a stockholder’s notice required by this Section 15(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive office of the corporation not later than 5:00 P.M., Mountain Time, on the tenth day immediately following the day on which such public announcement is first made by the corporation.

(4)           For purposes of this Section 15, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

(b)           Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 15(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 15(b).  In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 15 shall be delivered to the Secretary at the principal executive office of the corporation not earlier than 5:00 P.M., Mountain Time, on the 150th day prior to such special meeting and not later than 5:00 P.M., Mountain Time, on the later of the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a stockholder’s notice as described above.

(c)           General.

(1)           If information submitted pursuant to this Section 15 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate to any material extent, such information may be deemed not to have been provided in accordance with this Section 15.  Upon written request by the Secretary, the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within seven Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory in the discretion of the Board of Directors, any committee thereof or any authorized officer of the corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 15.  If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 15.

(2)           Only such persons who are nominated in accordance with the procedures set forth in this Section 15 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 15.  The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 15 and, if any proposed nomination or business is not in compliance with this Section 15, to declare that such defective nomination or proposal be disregarded.

(3)           For purposes of this Section 15, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release either transmitted to the principal securities exchange on which shares of the corporation’s common stock are traded or reported by a recognized news service or (ii) in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4)           Notwithstanding the foregoing provisions of this Section 15, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 15.  Nothing in this Section 15 shall be deemed to affect any right of a stockholder to request inclusion of proposals or nominations in, nor the right of the corporation to omit a proposal or nomination from, the corporation’s proxy statement pursuant to any rules and regulations, if applicable, under the Exchange Act.

ARTICLE III

DIRECTORS

Section 1.    Number.  The number of Directors which shall constitute the whole Board shall be fixed by the Board of Directors of the corporation at any regular or special meeting thereof (or appropriate written consent thereby) subject to any limitations prescribed in the Articles of Incorporation.  The Directors shall either be elected by written consent in accordance with Article II, Section 11 of these Bylaws and NRS 78.320 or at the annual meeting of the stockholders, except as provided in Sections 2 and 3 of this Article, and each Director elected shall hold office until his successor is elected and qualified.  Directors need not be stockholders.  If, for any reason, Directors are not elected pursuant to NRS 78.320 or at the annual meeting of the stockholders, they may be elected at a special meeting of the stockholders called and held for that purpose.

Section 2.    Vacancies.  Vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, though less than a quorum, and the Directors so chosen shall hold office until their successors are duly elected and shall qualify, unless sooner displaced.

Section 3.   Removal by Stockholders.  Any Director or one or more of the incumbent Directors of the corporation may be removed from office by a vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power (or such higher amount as may be set forth in the Articles of Incorporation), in which event the vacancy or vacancies so created shall be filled by a majority of the remaining Directors, though less than a quorum, as provided in Section 2 of this Article.  Notwithstanding the foregoing, in the event that any class or series of stockholders is entitled to elect one or more Directors, only the approval of the holders of the applicable proportion of such class or series is required to remove such Director(s) and not the votes of the outstanding shares as a whole.

Section 4.    Management of Business.  The business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 5.    Meetings.  The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Nevada.

Section 6.    Annual Meeting.  The first meeting of each newly elected Board of Directors may be held following the annual meeting of stockholders.  If such annual meeting of directors is not a regular meeting of the Board of Directors, such meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors or as shall be specified in a written waiver signed by all of the Directors.

Section 7.    Regular Meetings.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as from time to time shall be determined by the Board.

Section 8.    Special Meetings.  Special meetings of the Board may be called by the President on two (2) days' written notice to each Director.  Special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of a majority of the Directors.

Section 9.    Quorum and Voting.  A majority of the Directors then in office, at a meeting duly assembled, shall constitute a quorum for the transaction of business, and the act of the Directors holding a majority of the voting power of the Directors, present at any meeting at which there is a quorum, shall be the act of the Board of Directors except as may be otherwise specifically provided by statute or by the Articles of Incorporation.  If a quorum shall not be present at any meeting of the Board of Directors, the Directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 10.    Meetings by Consent.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all members of the Board or of such committee, as the case may be.

Section 11.    Telephonic Meetings.  Members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of a telephone conference system or similar method of communication by which all persons participating in the meeting can hear one another.  Participation in such meeting constitutes presence in person at such meeting.

Section 12.    Committees.  The Board of Directors, by resolution, resolutions or as set forth in these Bylaws, may designate one (1) or more committees, which, to the extent provided in the resolution, resolutions or in these Bylaws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation.  Each committee must include at least one Director.  The Board of Directors may appoint natural persons who are not Directors to serve on any committee.  Each committee must have the name or names as may be designated in these Bylaws or as may be determined from time to time by resolution adopted by the Board of Directors.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors as and when required.

Section 13.    Compensation.  The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a Director.  No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefore.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

NOTICES

Section 1.    General.  Notices to Directors and stockholders shall be in writing and delivered personally or mailed to the Directors or stockholders at their addresses appearing on the books of the corporation.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to Directors may also be given by other media, including electronic transmission, if the sending of notice by such other media may be verified or confirmed.  Notice to stockholders may also be given by other media, including electronic transmission, in the manner and to the extent permitted by statute.

Section 2.    Waiver of Notice.  Whenever any notice is required to be given under the provisions of the statutes or of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

Section 1.    General.  The officers of the corporation shall be chosen by the Board of Directors and shall at a minimum consist of a President, a Secretary and a Treasurer.  The Board of Directors may also choose a Chairman of the Board, Chief Executive Officer, Chief Financial Officer and one (1) or more Assistant Secretaries and Assistant Treasurers.  Two (2) or more offices may be held by the same person.  The officers of the corporation shall hold their offices for such terms and shall exercise such authority and perform such duties as shall be determined from time to time by these Bylaws or the Board of Directors.

Section 2.    Appointment.  The Board of Directors shall appoint the officers of the corporation who shall hold office at the pleasure of the Board of Directors.  No officer need be a member of the Board of Directors.

Section 3.    Other Officers.  The Board of Directors may appoint other officers and agents as it shall deem necessary who shall hold their positions for such terms and exercise such powers and perform such duties as shall be determined from time to time by the Board unless otherwise received in writing.  Any such officer or agent may be removed at any time, with or without cause, by the Board of Directors unless otherwise agreed in writing.

Section 4.    Compensation.  The salaries and other compensation of all officers of the corporation shall be fixed by the Board of Directors unless otherwise agreed in writing.

Section 5.    Duties of CEO.  Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall be the chief executive officer of the corporation and shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.  He shall vote or execute, in the name of the corporation, proxies for, any securities pursuant to which the corporation has voting rights, unless some other person is designated by the Board of Directors to execute such proxies.

Section 6.    Duties of Vice President.  The Vice President, if any, or if there shall be more than one (1), the Vice Presidents, in the order or seniority determined by the Board of Directors, shall, in the absence or disability of the Chief Executive Officer and President, perform the duties and exercise the powers of the Chief Executive Officer and President and shall perform such other duties and have such other powers as the Board of Directors may prescribe from time to time.

Section 7.    Duties of Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  He shall give or cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be.

Section 8.    Duties of Assistant Secretaries.  The Assistant Secretary, or if there be more than one (1), the Assistant Secretaries, in the order of seniority determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 9.    Duties of Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.  He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.  The Treasurer is authorized to execute and file on behalf of the corporation all federal tax returns and all elections under federal tax laws.  If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control, belonging to the corporation.  Any of the duties and functions of the Treasurer as stated above may be performed by the Chief Financial Officer, alone or together with the Treasurer.

Section 10.    Duties of Assistant Treasurers.  The Assistant Treasurer, or if there shall be more than one (1), the Assistant Treasurers, in the order of seniority determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.  The Assistant Treasurer is also authorized to execute and file on behalf of the corporation all federal tax returns and all elections under federal tax laws.

ARTICLE VI

CERTIFICATES OF STOCK

Section 1.    Certificates.  Every holder of stock in the corporation shall be entitled to have a certificate signed in the name of the corporation by the President or Chief Executive Officer and the Treasurer, the Chief Financial Officer or the Secretary of the corporation, certifying the number of shares owned by him in the corporation.  When such certificate is signed (a) by a transfer agent or an assistant transfer agent or (b) by a transfer clerk acting on behalf of the corporation and registrar, the signature of any such officer may be facsimile.  If the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the voting powers, qualifications, limitations, restrictions, designations, preferences and relative rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock; provided, however, that except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of a certificate a statement directing the stockholder, officer or agent of the corporation who will furnish such a summary or description without charge upon written request by any stockholder.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures have been used thereon, had not ceased to be such officer or officers of the corporation.

Section 2.    Lost Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

ARTICLE VII

GENERAL PROVISIONS

Section 1.                      Dividends.  Dividends upon the capital stock of the corporation may be declared by the Board of Directors out of funds legally available therefore at any regular or special meeting.  Dividends may be paid in cash, in property, or in shares of the capital stock of the corporation.

Section 2.    Reserves.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends, such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Directors shall think conducive to the interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

Section 3.    Checks.  All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4.    Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

Section 5.    Seal.  The corporate seal, if there be one, shall have inscribed thereon the words, “State of Nevada.”

Section 6.    Captions.  Captions used in these Bylaws are for convenience only and are not a part of these Bylaws and shall not be deemed to limit or alter any provisions hereof and shall not be deemed relevant in construing these Bylaws.

Section 7.    Interpretations.  To the extent permitted by the context in which used, words in the singular number shall include the plural, words in the masculine gender shall include the feminine and neuter, and vice versa.

ARTICLE VIII

AMENDMENTS

Section 1.    Amendments.  These Bylaws may be amended or repealed at any regular meeting of the stockholders or of the Board of Directors, or at any special meeting of the stockholders or of the Board of Directors, if notice of such alteration or repeal be contained in the notice of such special meeting.

ZYNEX, INC.

SECRETARY’S CERTIFICATE

The undersigned, Thomas Sandgaard, certifies as follows:

1.	I am duly elected and acting Secretary of Zynex, Inc., a Nevada corporation.

2.	Attached hereto is a true and correct copy of the Amended and Restated Bylaws adopted by the Board of Directors on October 3, 2008.

IN WITNESS WHEREOF, the undersigned has hereto set her hand on the 3rd day of October, 2008.

/s/ Thomas Sandgaard
Thomas Sandgaard,  Secretary